                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 15, 2004
                                -----------------
                Date of report (Date of earliest event reported)

                            Sotheby's Holdings, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Michigan                1-9750                38-2478409
          --------                ------                ----------
      (State or other          (Commission           (I.R.S. Employer
      jurisdiction of          File Number)         Identification No.)
      incorporation or
       organization)

   38500 Woodward Avenue, Suite 100
   Bloomfield Hills, Michigan                              48303
   --------------------------------                        -----
(Address of principal executive offices)                 (Zip Code)

                                 (248) 646-2400
                                 --------------
                         (Registrant's telephone number,
                              including area code)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Item 1.01. Entry into a Material Definitive Agreement

        On December 15, 2004, the Compensation Committee of the Board of Directors of Sotheby's Holdings, Inc. ("Sotheby's" or the "Company") approved an Amendment (the "Amendment") to the Sotheby's, Inc. Retirement Savings Plan, a defined contribution pension plan qualified under Section 401(k) of the Internal Revenue Code of 1986 (the "Retirement Savings Plan"). The principal change reflected in the Amendment is to replace the current standard Company contribution to the Retirement Savings Plan of 2% of each participant's eligible compensation to an amount determined at the Company's discretion that will vary depending on the Company's profitability. A copy of the Amendment is included as Exhibit 10.1 to this Form 8-K.

        On December 15, 2004, the Compensation Committee of the Board of Directors of the Company also approved the establishment of the Sotheby's, Inc. 2005 Benefit Equalization Plan (the "2005 BEP"). The 2005 BEP, which will supersede approved the Company's existing Benefit Equalization Plan on January 1, 2005, is an unfunded defined contribution plan that is available to certain officers of the Company whose contributions to the Company's Retirement Savings Plan are limited by Internal Revenue Service regulations. The 2005 BEP was established to comply with provisions of the American Jobs Creation Act of 2004, which places new restrictions on deferred compensation arrangements, including limiting the ability of both companies and individuals to revise deferral elections or to accelerate distributions from a deferred compensation plan. The 2005 BEP plan document is included as
        Exhibit 10.2 to this Form 8-K.

        Item 8.01. Other Events

        Effective January 2005, the Company will increase its buyer's premium charged on certain auction sales. In salesrooms in the United States (the "U.S."), the buyer's premium will be 20% of the hammer (sale) price on the first $200,000 and 12% of any remaining amount over $200,000. In foreign salesrooms, these U.S. dollar thresholds will be translated into an appropriate fixed local currency amount. Previously, the buyer's premium charged on auction sales was generally 20% of the hammer (sale) price on the first $100,000 and 12% of any remaining amount over $100,000. The Company expects this change to the buyer's premium rate structure to result in an increase in 2005 auction commission revenues. (See statement on Forward Looking Statements.)

        Item 9.01. Financial Statements and Exhibits

        (c) Exhibits

            10.1     Third Amendment to the Sotheby's, Inc. Retirement Savings
                     Plan

            10.2     Sotheby's, Inc. 2005 Benefit Equalization Plan

        Forward Looking Statements

        This Form 8-K contains certain forward looking statements, as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions.

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           SOTHEBY'S HOLDINGS, INC.


                                           By:            /s/ Michael L. Gillis
                                                          ----------------------

                                                          Michael L. Gillis
                                                          Senior Vice President,
                                                          Controller and Chief
                                                          Accounting Officer

                                           Date:          December 15, 2004